Oppenheimer Global Strategic Income Fund/VA
a series of Oppenheimer Variable Account Funds
N-SAR Exhibit – Item 77I

Oppenheimer Global Strategic Income Fund/VA, a series of Oppenheimer Variable Account Funds (the “Registrant”), a Delaware statutory trust, was formerly organized as Oppenheimer Global Strategic Income Fund/VA, a series of Oppenheimer Variable Account Funds, a Massachusetts business trust.  “Appendix J – Summary Comparison of Governing Documents and State Law,” which describes the general effect of the conversion to a Delaware statutory trust on the rights of all shareholders, is included in the Definitive Proxy Statement of the Registrant on Schedule 14A filed with the Securities and Exchange Commission on December 14, 2011 (Accession Number 0000728889-11-001550) and is hereby incorporated by reference in response to Item 77I of the Registrant’s Form N-SAR.

Oppenheimer Main Street Small- & Mid-Cap Fund VA
N-SAR Exhibit – Item 77I

Oppenheimer Variable Account Funds (the “Registrant”), on behalf of its series, Oppenheimer Main Street Small- & Mid-Cap Fund VA (the “Fund”), a Delaware statutory trust, was formerly organized as Oppenheimer Variable Account Funds, a Massachusetts business trust.  “Appendix J – Summary Comparison of Governing Documents and State Law,” which describes the general effect of the conversion to a Delaware statutory trust on the rights of all shareholders, is included in the Definitive Proxy Statement of the Registrant on Schedule 14A filed with the Securities and Exchange Commission on December 14, 2011 (Accession Number 0000728889-11-001550) and is hereby incorporated by reference in response to Item 77I of the Registrant’s Form N-SAR.

Oppenheimer Capital Appreciation Fund V/A

a series of Oppenheimer Variable Account Funds

N-SAR Exhibit – Item 77I

Oppenheimer Variable Account Funds (the “Registrant”), a Delaware statutory trust, was formerly organized as Oppenheimer Variable Account Funds, a Massachusetts business trust.  “Appendix J – Summary Comparison of Governing Documents and State Law,” which describes the general effect of the conversion to a Delaware statutory trust on the rights of all shareholders, is included in the Definitive Proxy Statement of the Registrant on Schedule 14A filed with the Securities and Exchange Commission on December 14, 2011 (Accession Number 0000728889-11-001550) and is hereby incorporated by reference in response to Item 77I of the Registrant’s Form N-SAR.

Oppenheimer Small- & Mid-Cap Growth Fund/VA
a series of Oppenheimer Variable Account Funds
N-SAR Exhibit – Item 77I

Oppenheimer Small- & Mid-Cap Growth Fund/VA, a series of Oppenheimer Variable Account Funds (the “Registrant”), a Delaware statutory trust, was formerly organized as Oppenheimer Small & Mid-Cap Growth Fund/VA, a series of Oppenheimer Variable Account Funds, a Massachusetts business trust.  “Appendix J – Summary Comparison of Governing Documents and State Law,” which describes the general effect of the conversion to a Delaware statutory trust on the rights of all shareholders, is included in the Definitive Proxy Statement of the Registrant on Schedule 14A filed with the Securities and Exchange Commission on December 14, 2011 (Accession Number 0000728889-11-001550) and is hereby incorporated by reference in response to Item 77I of the Registrant’s Form N-SAR.

Oppenheimer Global Securities Fund/VA
a series of Oppenheimer Variable Account Funds
N-SAR Exhibit – Item 77I

Oppenheimer Global Securities Fund/VA, a series of Oppenheimer Variable Account Funds (the “Registrant”), a Delaware statutory trust, was formerly organized as Oppenheimer Global Securities Fund/VA, a series of Oppenheimer Variable Account Funds, a Massachusetts business trust.  “Appendix J – Summary Comparison of Governing Documents and State Law,” which describes the general effect of the conversion to a Delaware statutory trust on the rights of all shareholders, is included in the Definitive Proxy Statement of the Registrant on Schedule 14A filed with the Securities and Exchange Commission on December 14, 2011 (Accession Number 0000728889-11-001550) and is hereby incorporated by reference in response to Item 77I of the Registrant’s Form N-SAR.

Oppenheimer Core Bond Fund/VA
a series of Oppenheimer Variable Account Funds
N-SAR Exhibit – Item 77I

Oppenheimer Core Bond Fund/VA, a series of Oppenheimer Variable Account Funds (the “Registrant”), a Delaware statutory trust, was formerly organized as Oppenheimer Core Bond Fund/VA, a series of Oppenheimer Variable Account Funds, a Massachusetts business trust.  “Appendix J – Summary Comparison of Governing Documents and State Law,” which describes the general effect of the conversion to a Delaware statutory trust on the rights of all shareholders, is included in the Definitive Proxy Statement of the Registrant on Schedule 14A filed with the Securities and Exchange Commission on December 14, 2011 (Accession Number 0000728889-11-001550) and is hereby incorporated by reference in response to Item 77I of the Registrant’s Form N-SAR.

Oppenheimer High Income Fund/VA
a series of Oppenheimer Variable Account Funds
N-SAR Exhibit – Item 77I

Oppenheimer High Income Fund/VA, a series of Oppenheimer Variable Account Funds (the “Registrant”), a Delaware statutory trust, was formerly organized as Oppenheimer High Income Fund/VA, a series of Oppenheimer Variable Account Funds, a Massachusetts business trust.  “Appendix J – Summary Comparison of Governing Documents and State Law,” which describes the general effect of the conversion to a Delaware statutory trust on the rights of all shareholders, is included in the Definitive Proxy Statement of the Registrant on Schedule 14A filed with the Securities and Exchange Commission on December 14, 2011 (Accession Number 0000728889-11-001550) and is hereby incorporated by reference in response to Item 77I of the Registrant’s Form N-SAR.

Oppenheimer Value Fund V/A

a series of Oppenheimer Variable Account Funds

N-SAR Exhibit – Item 77I

Oppenheimer Variable Account Funds (the “Registrant”), a Delaware statutory trust, was formerly organized as Oppenheimer Variable Account Funds, a Massachusetts business trust.  “Appendix J – Summary Comparison of Governing Documents and State Law,” which describes the general effect of the conversion to a Delaware statutory trust on the rights of all shareholders, is included in the Definitive Proxy Statement of the Registrant on Schedule 14A filed with the Securities and Exchange Commission on December 14, 2011 (Accession Number 0000728889-11-001550) and is hereby incorporated by reference in response to Item 77I of the Registrant’s Form N-SAR.

Oppenheimer Main Street Fund/VA
a series of Oppenheimer Variable Account Funds
N-SAR Exhibit – Item 77I

Oppenheimer Main Street Fund/VA, a series of Oppenheimer Variable Account Funds (the “Registrant”), a Delaware statutory trust, was formerly organized as Oppenheimer Main Street Fund/VA, a series of Oppenheimer Variable Account Funds, a Massachusetts business trust.  “Appendix J – Summary Comparison of Governing Documents and State Law,” which describes the general effect of the conversion to a Delaware statutory trust on the rights of all shareholders, is included in the Definitive Proxy Statement of the Registrant on Schedule 14A filed with the Securities and Exchange Commission on December 14, 2011 (Accession Number 0000728889-11-001550) and is hereby incorporated by reference in response to Item 77I of the Registrant’s Form N-SAR.

Oppenheimer Money Fund/VA
a series of Oppenheimer Variable Account Funds
N-SAR Exhibit – Item 77I

Oppenheimer Money Fund/VA, a series of Oppenheimer Variable Account Funds (the “Registrant”), a Delaware statutory trust, was formerly organized as Oppenheimer Money Fund/VA, a series of Oppenheimer Variable Account Funds, a Massachusetts business trust.  “Appendix J – Summary Comparison of Governing Documents and State Law,” which describes the general effect of the conversion to a Delaware statutory trust on the rights of all shareholders, is included in the Definitive Proxy Statement of the Registrant on Schedule 14A filed with the Securities and Exchange Commission on December 14, 2011 (Accession Number 0000728889-11-001550) and is hereby incorporated by reference in response to Item 77I of the Registrant’s Form N-SAR.

Oppenheimer Balanced Fund V/A

a series of Oppenheimer Variable Account Funds

N-SAR Exhibit – Item 77I

Oppenheimer Variable Account Funds (the “Registrant”), a Delaware statutory trust, was formerly organized as Oppenheimer Variable Account Funds, a Massachusetts business trust.  “Appendix J – Summary Comparison of Governing Documents and State Law,” which describes the general effect of the conversion to a Delaware statutory trust on the rights of all shareholders, is included in the Definitive Proxy Statement of the Registrant on Schedule 14A filed with the Securities and Exchange Commission on December 14, 2011 (Accession Number 0000728889-11-001550) and is hereby incorporated by reference in response to Item 77I of the Registrant’s Form N-SAR.